Exhibit 99.1

VIRTUAL R&D UPDATE December 16, 2021

2 2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbour provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market opportunity, competitive position and potential growth opportunities are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect the our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID-19 pandemic on our business and operations; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

3 3 AGENDA iPSC Cell Therapy Platform and Strategy Lalo Flores, PhD, CEO CNTY-101 Update Hy Levitsky, MD, President of R&D Treatment Paradigms and Unmet Need in B-Cell Malignancies Eduardo Sotomayor, MD, Director of Cancer Institute at Tampa General Hospital ELiPSE-1: CNTY-101 Phase 1 Trial Nick Trede, MD, PhD, VP Early Clinical Development Century iT Platform Update Luis Borges, PhD, CSO Q&A

IPSC CELL THERAPY PLATFORM AND STRATEGY Lalo Flores ǀ CEO

5 5 CENTURY’S NEXT GENERATION iPSC TECHNOLOGY PLATFORM Fully integrated discovery and development engine in place Precision gene editing Advanced manufacturing Allo-Evasion™ Protein engineering iPSC-derived NK cells iPSC-derived T cells Comprehensive allogeneic iPSC- based cell platform

6 6 CENTURY’S DIFFERENTIATED STRATEGY CNTY-101 HLA-I Knockout IL-15 Safety switch HLA-II Knockout CD19 CAR Allo-evasionTM edits HLA-E • CD19 targeted iNK product with best-in-class potential • First cell product candidate with 6 gene edits introduced with CRISPR-HDR • Incorporates Allo-evasion gene edits designed to potentially prevent allo- rejection and enable higher drug exposure after multiple doses • ELiPSE-1 Phase 1 study designed to maximize learnings CNTY-101

7 7 CENTURY’S IPSC-DERIVED CAR-T PLATFORM (CAR-IT) • Preclinical data supports decision to prioritize γδ iT platform for first CAR-iT products • γδ iT cells have potential for enhanced expansion and trafficking to non-hematopoietic compartments • Preferred choice for solid tumor pipeline • CNTY-102 will be Century’s first γδ iT product • Potential to combine with CNTY-101 to address unmet need in all types of B-cell malignancies γδ iT Platform CAR TCR Allo-Evasion Gene edits HLA-I HLA-II HLA-E Homeostatic cytokine Undisclosed CAR-iT

8 8 Product iPSC Platform Targets Indications Ownership Expected IND Submission Discovery Preclinical Phase 1 Phase 2 Phase 3 CNTY- 101 iNK CD19 B-Cell Malignancies Mid 2022 CNTY- 103 iNK CD133 + EGFR Glioblastoma 2023 CNTY- 102 iT CD19 + CD79b B-Cell Malignancies 2024 CNTY- 104 iNK Multi- specific Acute Myeloid Leukemia 2024 Hematologic Tumors Solid Tumors Product candidate pipeline across cell platforms and targets in solid and hematologic cancers PIPELINE

9 9 ANTICIPATED 2022 R&D CATALYSTS • CNTY-101: IND filing and Phase 1 start • CNTY-103: Initiation of IND enabling activities • Future pipeline candidates • Disclosing multiple updates at medical and scientific congresses throughout 2022 Pipeline Platform

CNTY-101 UPDATE Hy Levitsky, MD ǀ President of R&D

11 11 Distinct Biology of NK cells vs T cells Influence on Platform Development NK vs T CELL BIOLOGY Proliferative capacity T cell >> NK cell Persistence/memory T cell >> NK cell Pharmacokinetics Cmax and AUC after single dose: T cells > NK cells Trafficking NK cell: lympho-hematopoietic compartment T cell: all tissues Toxicity Risks • GVHD • CRS/neurotoxicity • On target toxicity • GVHD: T cell > NK cell (can be mitigated by editing) • CRS/neurotoxicity: T cell > NK cell • On target/off tumor toxicity: T cell > NK cell (persistence)

NK CELL-BASED THERAPIES SHOW PROMISING EARLY SIGNALS OF SAFETY AND EFFICACY IN R/R NHL

	iC9/CAR.19/IL15 -Transduced CB-NK	GDA-201	FT516	FT596	
Regimen	-	+ IL-2 + rituximab	+ anti-CD20 mAb + IL-2	Monotherapy	+ anti-CD20 mAb
CR, %	67%	65%	44%*	30%*	56%*
CRS, all G (G≥3)	No CRS	No CRS	No CRS	8% G1	11% G1-2
NE, all G (G≥3)	No ICANS				

*≥ 90M cells

- Even in dose escalation, response rates are clinically meaningful
- Good safety profile
- Durability and impact of re-dosing to be determined

CENTURY THERAPEUTICS

12

13 13 POTENTIAL ADVANTAGES OF REDOSING • Experience with autologous CAR-T established the impact of “drug exposure” (PK AUC) on disease response • Repeat dosing of CAR-iNK cells can extend drug exposure to achieve potentially deeper and more durable remissions • Infusion of fresh cells may mitigate cell exhaustion that limits single dose strategies • Off the shelf availability of iPSC derived products enables a cyclical treatment paradigm common with most other forms of cancer therapy But only if initial dosing does not prime an allo-rejection response!

14 14 ALLO-EVASIONTM 1.0 DESIGNED TO OVERCOME 3 MAJOR PATHWAYS OF HOST VS GRAFT REJECTION β2M KO (HLA-I) HLA-E KI CIITA KO (HLA-II) CD8+ T Cell CD4+ T Cell NK cell Deletion of β 2M, a protein required to express HLA-1 on the cell surface prevents recognition by CD8 T cells Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells Knock-in of HLA-E prevents killing by NK cells Core edits Click to add text

15 15 ALLO-EVASIONTM 1.0 EDITS RENDER CELLS RESISTANT TO T CELL AND NK CELL KILLING Pan-HLA Class I Primary blood NK Unedited iNK β2M KO (Edited) iNK Isotype control stain Donor 1 Donor 2 0 10 20 30 40 50 % Specific Cell Death β2M KO iNK HLA-E+ iNK *p<0.02 ***p<0.0001 N=5 healthy donors * *** 0 500 1000 1500 IFN- γ (pg/mL) 0 20 40 60 80 100 % Activated CD8 T cells Allo iPSC-derived cell X Eliminate HLA-I NK cell silencing Express HLA-E

16 16 ILLUSTRATIVE POTENTIAL OF ALLO-EVASIONTM ON CELLULAR PHARMACOKINETICS AND REPEAT DOSING Repeat doses With Allo-EvasionTM engineering Without Allo-EvasionTM engineering Time Cell count Initial dose Minimum threshold to maintain pharmacological pressure

17 17 INTRINSIC IL15 AND EXTRINSIC IL2 IMPROVE CAR-iNK PERSISTENCE AND TUMOR CLEARANCE IN TISSUES (LUNG) CAR-iNK CAR/IL15-iNK CAR-iNK CAR/IL15-iNK 0.0 0.5 1.0 1.5 2.0 2.5 iNK cells (% of live cells) Blood Lung 20 days CD19CAR+IL15+iNK day 1 +/- rhIL2 days 1,3,5 Sampling day 7 +/- Transgenic IL15 Transgenic IL15 +/- Exogenous IL2 Transgenic IL15 +/- Exogenous IL2

18 18 CNTY-101 DEMONSTRATES ROBUST TUMOR KILLING IN VITRO AND IN VIVO HLA-I Knockout IL-15 Safety switch HLA-II Knockout CD19 CAR CNTY 101 HLA-E 0 100 200 0 5×106 1×107 NALM-6 Lymphoma Time Elapsed (hours) RCU x µ m 2 /Well CNTY-101 + NALM-6 NALM-6 Alone 0 5 10 15 20 25 0 2.0×10 8 4.0×10 8 6.0×10 8 8.0×10 8 1.0×10 9 1.2×10 9 Tumor Burden Day Post-tumor Implantation Average Radiance (p/s/cm²/sr) ± SEM Tumor Alone iPSC384 (10e6 Fresh) iPSC384 (15e6 Cryo) 70% TGI, p=0.0029 62% TGI, p=0.0060 In vitro serial killing In vivo xenograft Tumor Growth Inhibition

19 19 SUMMARY • CNTY 101 is Century’s first iPSC-derived NK cell therapy candidate for the treatment of CD19+ B cell malignancies • Incorporates a comprehensive gene editing strategy to evade CD4+ and CD8+ T cell and NK cell mediated allo-rejection and have potentially favorable pharmacokinetics • Product candidate designed to enable repeat dosing, potentially achieving greater drug exposure and deeper and more durable clinical responses • IND filing on track for mid 2022

Eduardo M. Sotomayor, MD Director, TGH Cancer Institute Professor, Morsani College of Medicine University of South Florida Treatment Landscape of Non- Hodgkin’s Lymphomas: It seems to be a crowded field…but it depends how you see it and/or approach it…..

Timeline of Newer Agents for B-cell NHL



Brexucabtagene autoleucel
• Relapsed MCL
Axicabtagene ciloleucel
• R/R large B-cell lymphomas ≥ 2 prior therapies
Tisagenlecleucel
• R/R large B-cell lymphoma ≥2nd prior therapies
Zanubrutinib
• MZL
• WM
Obinutuzumab
• + Chlorambucil for TN CLL
• + Bendamustine for Rituximab-refractory FL
• +Chemo for TN FL
• +Ibrutinib for TN CLL
Tazemetostat
R/R FL with EZH2 mutations after ≥ 2 prior tx
Loncastuximab tesirine-lpyl
R/R DLBCL ≥ 2 prior therapies
Idelalisib
• Relapsed CLL
• Relapsed FL or SLL after ≥ 2 prior therapies
Venetoclax
• Del(17p) CLL≥ prior therapies
• +R for R/R CLL
• AML
• +Obinutuzumab for TN CLL/SLL
Polatuzumab Vedotin+BR
R/RDLBCL ≥ 2 prior therapies
Axi-cel
R/R FL ≥ 2 prior therapies
2013
2014
2015
2016
2017
2018
2019
2020
2021
Liso-cel
R/R DLBCL ≥ 2 prior therapies
Lenalidomide
• Relapsed MCL after ≥2 prior therapies
Copanlisib
• FL ≥ 2 prior therapies
Zanubrutinib
• MCL ≥ 1 prior therapies
Umbralisib
R/R MZL (>1)
FL >3 lines of therapy
Acalabrutinib
• CLL
• MCL ≥ 1 prior therapies
Tafasitamab + Lenalidomide
• Relapsed DLBCL
Ibrutinib
• MCL ≥ 1 prior therapies
• CLL/SLL, del(17p) CLL; +obinutuzumab for TN CLL
• WM (+/- R)
• MZL ≥ 1 prior anti-CD20 therapies
Ofatumumab
• First approved for CLL in 2009
• Extended treatment for recurrent or progressive CLL
• + Fludarabine and Cyclophosphamide for Relapsed CLL
Duvelisib
• R/R CLL/SLL
• R/R FL

Targeted Therapy and Immunotherapy of B-cell NHL


Rituximab
Ofatumumab
Obinutuzumab
Polatuzumab vedotin
Loncastuximab tesirine
Tafasitamab (MOR208)
Ublituximab
mABs anti-CD
ADCs
BiTE
CD3
Copanlisib
Duvelisib
Idelalisib
Umbralisib
PY3K inhibitors
LYN/SYK inhibitors
Lenalidomide
Pomalidomide
BCR
CD40 L
CD22
CD20
CD19
CD30
CD52
CD40
PY3K
AKT
mTOR
BTK
LYN
SYK
HDAC inhibitors
Ibrutinib
Acalabrutinib
Zanubrutinib
Pirtobrutinib
(Loxo 305)
Tazemetostat
Nucleus
PROTEASOME
PDL-1/2
PD-1
CTLA-4
Checkpoint inhibition
MITOCHONDRION
Proteasome inhibitors
BCL-2 inhibitor
Venetoclax
CAR-T cells
Adaptative immunotherapy
Axi-cel / Liso-cel
Tisagenlecleucel
Brexucabtagene autoleucel
T cell
monoclonal antobodies (mABS)
BiTE
small molecules inhibitors (SMIs)
CAR-T
different pathways activation

Figure adapted from Crisci, et al. Front. Oncol. 2019. doi.org/10.3389/fonc.2019.00443

• CD19 is an enticing target for novel approaches: • Tafasitamab, anti-CD19 antibody (+/- Lenalidomide) • Loncastuximab Tesirine (Anti-CD19 Antibody-Drug Conjugate) • CD20 is….again an enticing target for bi-specific antibodies: • Several bi-specific directed T-cell engager (BITE) targeting CD20 and CD3 (CD20 x CD3)…. • CD79b targeted ADC • Does Polatuzumab vedotin change standard of care? Immunotherapy: Targeting CD19 and CD20 (Again…)

• Unlike the success in Hodgkin’s lymphoma, clinical trials with checkpoint blockade antibodies in relapsed/refractory B-cell NHL have been disappointing so far: • Despite malignant B-cells being surrounded by an “army” of T-cells • Role of the immunosuppressive Tumor Microenvironment (TME). TME is prognostic and potentially predictive of outcomes in DLBCL1 • Perhaps frontline (different setting) checkpoint inhibition, given when host immunity is relatively intact, might improve outcomes in DLBCL • Indeed, it has been shown in the neoadjuvant setting for several solid malignancies…including responses in subtypes not known to be sensitive to checkpoint blockade • Anti-PDL1 (Avelumab) + Rituximab x 2 cycles in DLBCL (Hawkes, E. et al 2020) • ORR of 60% with a CR of 21% suggest potential synergy and superior efficacy of PDL1 inhibition in the frontline setting as compared to prior studies in the R/R setting . Patients then went to receive standard R-CHOP with achievement of a CR of 89% Immunotherapy: Lessons learned from failures… Checkpoint blockade…..perhaps setting is critical

Glofitamab ASH 2021.….the saga continues: Bispecific Antibodies

“Game changer”: Bispecific antibodies Human anti-CD20 x anti-CD3 Monoclonal Bispecific Antibody Cross-linking results in targeted activation of local T-cells and T-cell-mediated killing of CD20+ B-cells (independently of TCR-mediated recognition) Cell lysis T-cell CD20+ target cell CH3 CH2 CH3 CH2 * CD20 binding CD3/TCR binding ASH 2021 R/R Follicular lymphoma Mosunetuzumab: ORR:80%, CR: 60% Mosunetuzumab + Lena: ORR:89.7% CMR: 65.5% Glofitamab: ORR: 81% CMR: 70% Glofitamab+Obinutuzumab: ORR:100%,CMR: 74% ASH 2021 R/R Mantle Cell Lymphoma Glofitamab: ORR: 81% CMR: 67%

Bi-Specific Antibodies: Safety Antibody CD20/CD3 Glofitamab Mosunetuzumab Odronextamab Epcoritamab N 64 ( > 600 ug) 131 136 58 CRS any CRS >3 63.5% 3.8% 28.9% 1.1% 61% 7.3% 59% 0 NT any NT >3 43.3% NR 49% 1.1% NR 3.6%% 6.9% 3.4% CRS, cytokine release syndrome; NT, neurotoxicity

• Autologous CD19 CAR T-cells have shown significant efficacy in patients with relapsed/refractory CD19 positive DLBCL and other B-cell lymphomas. • Three platforms are FDA-approved (Axi-cel, Tisa-cel and Liso-cel) for DLBCL • One platform approved for MCL (Brexucabtagene autoleucel) • One platform approved for follicular lymphomas (Axi-cel) • Cost, manufacture time, toxicity, progression while waiting for engineered T cells. Mechanisms of resistance • It is estimated that 30-40 percent of patients with large B-cell lymphoma might be cured with CD19 CAR T-cells…. • Remaining 60 percent: Unmet need • Moving CD19 CAR T cells into the first relapse setting: • Is it better than autologous stem cell transplant for patients with DLBCL that relapsed within 12 months of frontline chemoimmunotherapy? • ASH 2021: ZUMA-7, TRANSFORM and BELINDA Trials Immunotherapy: Targeting CD19 in B-cell lymphomas Successes, Failures and Opportunities

ASH 2021: Will CD19 CAR T-cell Replace Autologous transplant for DLBCL? ZUMA-7 ASH 2021: Axi-cel BELINDA Tisagenlecleucel High-risk DLBCL: .. Refractory to first-line tx .. Relapsed after first-line tx CAR T-cell therapy Salvage therapy/ auto-transplant NCT03391466. NCT03570892. NCT03575351. Positive: CAR T-cells better than ASCT No differences TRANSFORM ASH 2021: Liso-cel

Bispecific Antibodies vs. Autologous CAR T-Cells T Tumor cell Characteristic Bispecific Antibodies CAR T-Cell Therapy Preparation “Off the shelf” In vitro manufacturing (3-4 wks) Dosing Repetitive Single (following lymphodepleting CT) CRS incidence Less Greater T Bispecific antibody Cytotoxic T lymphocyte T CAR T Cell

• Novel targeted agents either alone or in combination are improving clinical outcomes of patients with B-cell lymphomas, mainly in the relapsed/refractory setting • Some of them have been (or are being) evaluated as frontline therapy alone or in combination in some B-cell malignancies (CLL/SLL; MCL) • Overall, improvement in PFS, minimal impact in OS • Many patients either do not respond to targeted agents (innate resistance) or, after an initial response they progress (acquired resistance). • Room for additional targeted therapies………. Targeted Therapy: Many successes…but also limitations

Unmet needs + Good Science = Opportunities in a “crowded” Therapeutic Landscape I. Good Science: - Beyond T-cell immunotherapies… Harnessing Innate Immunity - Genetically engineered NK cells - Genetically engineered Macrophages II. Unmet Needs in Non-Hodgkin’s lymphomas - Difficult to treat lymphomas: - Double/triple hit large B cell lymphomas - POD24 low grade lymphomas - MCL with p53 abnormalities - Transformed lymphomas - Primary CNS lymphomas - Viral-associated lymphomas

II. Emerging Needs in Non-Hodgkin’s lymphomas - Innate or acquired resistance to novel agents - BTK resistance (MCL, CLL, WM, MZL) - CD19 CAR T-cells (DLBCL, MCL, FL)…. CLL - Double refractory (FL, MCL) Unmet needs + Good Science = Opportunities in a “crowded” Therapeutic Landscape III. “Wide open” lymphomas for…..novel therapies - T-cell/NK malignancies - Viral-associated lymphomas - CNS lymphomas

ASH 2021:“Off the Shelf” Engineered Cellular Products: Allogeneic Therapies Advantages • Eliminates the manufacturing time and allows true point of care administration • Expand access to therapy (ie, leukopenic patients) • Improve safety through genetic manipulation • Can scale to much larger numbers with broader impact for those in need (not achievable with the generation of an autologous product for each patient) Requirements • Should not induce GvHD • Should not result in immune rejection of cellular product • Immediately available • Precise genetic engineering Modified from Crooks, G.M. ASH 2020

ASH 2021: Sources of Allogeneic Cells Pluripotent stem cells • iPSC (inducible pluripotent stem cells) • T-iPSC (T) - Self-renewing. Expanded indefinitely Homogenous product available in large batches -Complex editing is possible -Complex differentiation process is a challenge Modified from Crooks, G.M. ASH 2020 Healthy Donor • Peripheral Blood (T-cells) • Umbilical Cord (NK cells) - Mature cells - Multiple products per donation (up to 100 products) -Non-self renewing -Heterogenous starting product makes consistency challenging

Conclusions • Despite the progress that has been made in the treatment of NHL, there are still several unmet needs • Emerging needs as a result of changing treatment landscape • ie resistance to targeted/immune based therapies • Strategies to harness innate immunity represent a compelling opportunity to address these gaps • Potential for off-the-shelf engineered cell therapies

esotomayor@tgh.org THANK YOU !

CNTY-101 PHASE I TRIAL DESIGN Nick Trede, MD, PhD ǀ VP Early Clinical Development

39 39 CNTY-101: AN ALLOGENEIC, iPSC-DERIVED CAR-iNK PRODUCT CANDIDATE TARGETING CD19 FOR R/R B-CELL MALIGNANCIES CNTY-101 has the potential to change the lymphoma patient treatment paradigm • Potentially treat patients immediately upon diagnosis • Based on Allo-evasion and anticipated ability to give additional cycles of treatment, potential to enhance depth and durability of response • Potential to avoid lymphodepletion with additional treatment cycles due to reduced alloreactivity, and engineered IL-15 to potentially improve the safety profile • Availability of CNTY-101 off-the-shelf potentially enables outpatient use at any clinical site, improving patient access CNTY-101 HLA-I Knockout IL-15 Safety switch HLA-II Knockout CD19 CAR Allo-evasionTM edits HLA-E

40 40 THE ELIPSE-1 STUDY: A PHASE 1, MULTICENTER, OPEN-LABEL STUDY OF CNTY-101 IN SUBJECTS WITH RELAPSED OR REFRACTORY CD19 POSITIVE B CELL MALIGNANCIES - KEY SELECTION CRITERIA INCLUSION CRITERIA • Aggressive NHL: DLBCL, HGBL, PMBCL MCL, tFL, FL3B • Indolent NHL: FL, MZL • At least 2 prior lines of therapy, including anthracycline (or alkylator for iFL) and anti- CD20 antibody • Patients who have already undergone or are unable to undergo CAR T therapy are eligible • ECOG score of 0 or 1 • Adequate organ function • Willing to undergo required biopsies EXCLUSION CRITERIA (cannot meet any) • CNS-only disease • Prior allo stem cell transplant • Recent other malignancies • Ongoing infections • Cardiac insufficiency • CNS pathology • COVID infection (by PCR test) within 10 days (mild/asymptomatic) or 20 days (severe/critical). Symptoms must have resolved. • COVID vaccine within 14 days For outpatient treatment (preferred) patients have to stay within 60 minutes of the site (hotel accommodation will be provided) The design of the EliPSE-1 clinical trial is subject to FDA review and approval and may be changed prior to the commencement of the trial.

41 41 ELiPSE-1 OBJECTIVES Primary Maximum-tolerated dose (MTD) or maximum administered dose regimen of CNTY-101 (dose and schedule of CNTY-101 with IL-2) Recommended phase 2 regimen (RP2R) of CNTY-101 + IL-2 Secondary Antitumor activity PK profile Safety and tolerability at RP2R Time to dosing Exploratory Feasibility of additional treatment cycles PD parameters; immune responses; biomarkers The design of the EliPSE-1 clinical trial is subject to FDA review and approval and may be changed prior to the commencement of the trial.

42 42 TIMELINE (SINGLE DOSE) AND ASSESSMENTS LTFU Study Lymphode pletion Efficacy assessment D28 D1 CNTY-101 infusion IL2 infusion daily Screening, enrollment Safety evaluation period Frequent visits & safety assessments M4 M7 M10 M13 M19 M24 SAFETY: CONTINUOUS ASSESSMENT • Dose-limiting toxicities • Incidence and nature of adverse events (AEs) and SAEs EFFICACY • PET and CT scans • Response assessed using the Lugano criteria PK • Both molecular and flow on blood samples PD/BIOMARKERS • Immunogenicity of CNTY-101 • Hypogammaglobulinemia • Assessment of tumor microenvironment, cytokines PET/CT The design of the EliPSE-1 clinical trial is subject to FDA review and approval and may be changed prior to the commencement of the trial.

CNTY-101 EXPLORATORY STUDIES WITHIN ELIPSE-1


Lymphodepletion, Century product infusion
CNTY-101
Mechanism of Action/ Resistance
Safety & Other Efficacy Correlates
Blood
Pharmacokinetics: Expansion & Persistence
Phenotype & function
PD biomarkers/ B cell aplasia
Cellular Immunogenicity
Serum/ Plasma
IL-15
Homeostatic cytokines, IL-2
% VAF
Minimum residual disease (ctDNA)
Humoral Immunogenicity
CRP
Cytokines: CRS, neurotoxicity
Tumor Biopsy
iNK tumor Trafficking
Tumor Antigen expression
Tumor immune microenvironment
Tumor Biology
Tumor burden and other baseline biomarkers

CENTURY THERAPEUTICS

43

The design of the EliPSE-1 clinical trial is subject to FDA review and approval and may be changed prior to the commencement of the trial.

44 44 ELiPSE-1 TREATMENT SCHEMA (1) EVALUATION OF SINGLE DOSE ESCALATION AND IL-2 Part 1 With IL-2 30e6 x1 Schedule A 100e6 x1 1000 e6 x1 300e6 x1 100e6 x1 Dose Level (DL) Fallback Dose Starting Dose DL-1 DL1 DL2 DL3 No IL-2 Safety Review Committee reviews data and implements dosing decisions First 1 to 3 patients without IL-2, then supplement for 8 days following CNTY-101 dose The design of the EliPSE-1 clinical trial is subject to FDA review and approval and may be changed prior to the commencement of the trial.

ELiPSE-1 TREATMENT SCHEMA
(2) EVALUATION OF ADDITIONAL CYCLE(S)

With IL-2

First 1 to 3 patients without IL-2, then supplement for 8 days following CNTY-101 dose

Safety Review Committee reviews data and implements dosing decisions

Redosing for patients who demonstrate clinical benefit post-FDA approval

Part 1

100e6 x1 → Schedule A 100e6 x1

Schedule A	Dose Level (DL)	
30e6 x1	DL-1	Fallback Dose
100e6 x1	DL1	Starting Dose
300e6 x1	DL2	
1000 e6 x1	DL3	



Screening, enrollment
PET/CT
D1
D28
Treatment period
Frequent visits & safety assessments
+/-
PET/CT
D1
D28
Treatment period

CENTURY THERAPEUTICS

The design of the EliPSE-1 clinical trial is subject to FDA review and approval and may be changed prior to the commencement of the trial.

45

ELiPSE-1 TREATMENT SCHEMA
(3) EVALUATION OF MULTIPLE DOSING SCHEDULE



No IL-2
With IL-2
First 1 to 3 patients without IL-2, then supplement for 8 days following CNTY-101 dose
Safety Review Committee reviews data and implements dosing decisions
Redosing for patients who demonstrate clinical benefit post-FDA approval
Part 1
Part 2
Schedule A
Schedule B
Dose Level (DL)
30e6 x1
100e6 x1
100e6 x1
300e6 x1
1000 e6 x1
100e6 q w x3
300e6 q w x3
1000e6 q w x3
DL-1
Fallback Dose
DL1
Starting Dose
DL2
DL3
Schedule B opens once MTD or max dose in Schedule A is determined.
Starting Schedule B Dose: 1/3 current dose, given 3 times, 1 week apart
RP2R To N=20 subjects*

CENTURY THERAPEUTICS

* Including subjects from Part 1

The design of the EliPSE-1 clinical trial is subject to FDA review and approval and may be changed prior to the commencement of the trial.

46

ELiPSE-1 TREATMENT SCHEMA
(4) KEY MILESTONES

First 1 to 3 patients without IL-2, then supplement for 8 days following CNTY-101 dose

Safety Review Committee reviews data and implements dosing decisions

Redosing for patients who demonstrate clinical benefit post-FDA approval



No IL-2
With IL-2
Schedule A
Schedule B
Dose Level (DL)
Part 1
Part 2
30e6 x1
100e6 x1
100e6 x1
100e6 q w x3
300e6 x1
300e6 q w x3
1000 e6 x1
1000 e6 q w x3
DL-1
Fallback Dose
DL1
Starting Dose
DL2
DL3
Schedule B opens once MTD or max dose in Schedule A is determined.
Starting Schedule B Dose: 1/3 current dose, given 3 times, 1 week apart
RP2R To N=20 subjects*

- IND submission mid 2022
- FPFV 2H2022
- Approximately 45 patients

* Including subjects from Part 1

CENTURY THERAPEUTICS

The design of the EliPSE-1 clinical trial is subject to FDA review and approval and may be changed prior to the commencement of the trial.

47

48 48 SUMMARY • Century's iPSC-derived NK cell therapies - CNTY-101 • Precise, multiple genome edits • Unlimited supply • Homogeneous product • Off-the-shelf • Allo-evasion • Potential for excellent safety profile and outpatient treatment • Potential for promising efficacy, access to redosing and re-treatment cycles ELiPSE-1 ELiPSE-1 ELiPSE-1

CENTURY IT PLATFORM UPDATE Luis Borges, PhD ǀ CSO

50 50 AT CENTURY, WE ENGINEER iPSCs TO GENERATE iT AND iNK CELL CANCER THERAPIES • CAR-TCR • Allo-evasionTM • TME modulation • Safety • Consistency • Yield • Fitness Candidate Generation Manufacturing iPSC Engineered iPSC MCB Gene editing & cell engineering Process optimization & scale up iNK cell iT cell (Induced Pluripotent Stem Cells)

CENTURY'S iT CELL PLATFORM
THE CONCEPT OF TrueT CELLS EXPRESSING TRUSTED TCRs

TrueT cells


CAR
TCR
CAR-iT

T cells express two major types of TCRs

- **αβ TCRs:** recognize hypervariable peptide antigens in the context of MHC molecules; responsible for GvHD
- **γδ TCRs;** recognize invariant antigens such as phospho-antigens independently of MHC molecules; no GvHD

TrueT cells express Trusted TCRs

- **Trusted TCRs** do not to induce GvHD
  - γδ TCR
  - Shared viral-specific αβ TCRs
- Trusted TCRs improve iPSC T cell differentiation and might improve in vivo persistence and functionality

CENTURY THERAPEUTICS
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52 52 γδ T CELLS SHARED PROPERTIES OF ADAPTIVE AND INNATE IMMUNE CELLS AND OFFER UNIQUE ADVANTAGES FOR CANCER THERAPY Property αβ T cells γδ T cells Low risk of GvHD - Innate anti-tumor killing - TCR-mediated tumor killing MHC-independence for TCR- mediated killing - Recognition of molecular patterns of tumor cell distress - Low risk of CRS -

53 53 CENTURY HAS GENERATED MULTIPLE TiPSC LINES THROUGH THE REPROGRAMING OF γδ T CELLS CD3+ TCRgd+ Vg9+ Vd1+ Vd2+ 0 25 50 75 100 Percent Day 0 Day 7 Day 9 Day 12 Day 14 Expansion Of γδ T Cells From Blood TiPSC Colonies Derived From γδ T Cells

54 54 CENTURY HAS DEVELOPED HIGHLY REPRODUCIBLE PROTOCOLS TO DIFFERENTIATE γδ TiPSC LINES CD34 CD43 CD45 CAR Side scatter 0 50 100 Day % of cells expressing 0 7 14 21 28 CD34 CD45 CD3/TCRγδ CD7 98% CAR+ cells ~100% TCR+ γδ iT cells

55 55 γδ CAR-iT CELLS KILL TUMORS AS EFFICIENTLY OR BETTER THAN CAR-T CELLS 0 20 40 60 80 0 20 40 60 80 100 Time (hours) Normalized Target count (% of cell line alone control) 0 20 40 60 80 0 20 40 60 80 100 Time (hours) Normalized Target count (% of cell line alone control) NALM-6 Lymphoma (CD19Hi) Reh Lymphoma (CD19Low) γδ CAR-iT Cells Kill Multiple Lymphoma Cell lines Expressing Different Levels Of CD19 T cells from 3 healthy donors

56 56 γδ CAR-iT CELLS KILL LYMPHOMA CELLS THROUGH MULTIPLE ROUNDS OF KILLING WITHOUT REACHING EXHAUSTION 0 100 200 300 0 500000 1000000 1500000 2000000 2500000 Time Elapsed (hours) Red object total area ( μ m 2 /image) 0 100 200 300 0 500000 1000000 1500000 2000000 2500000 Time Elapsed (hours) Red object total area ( μ m 2 /image) γδCAR-iT CAR-T A CAR-T B CAR-T C Serial Killing CD19+ Lymphoma Cells + IL-2 + IL-15 T cells from 3 healthy donors

57 57 γδ CAR-iT CELLS DO NOT RELEASE INFLAMMATORY CYTOKINES WHEN KILLING TARGETS γδCAR-iT CAR-T A CAR-T B CAR-T C IFN-γ T cells from 3 healthy donors 5:1 1:1 1:5 Target Alone 0 500 1000 1500 2000 Killing Asasy E:T Ratio IFN- γ (pg/ml) 5:1 1:1 1:5 Target Alone 0 50 100 150 Killing Asasy E:T Ratio TNF (pg/mL) TNF Unlike Conventional CAR-T Cells, γδ CAR-iT Cells Did Not Release IFN-γ Or TNF When Interacting With Tumors Cells

58 58 CENTURY’S CAR-γδ iT CELLS HAVE ROBUST ANTI-LYMPHOMA ACTIVITY IN VIVO 0 2×108 4×108 6×108 8×108 1×109 1.2×109 Day Post-tumor Implantation Average Radiance (p/s/cm²/sr) ± SEM 21 0 7 14 Tumor Burden 1 dose on day 1 3 doses on days 1, 8, and 15 Control tumor only NALM-6 Lymphoma Xenograft

59 59 NEXT STEPS • Complete the reprograming of clinical grade γδ TiPSC lines from multiple donors • Engineer core features on novel γδ T-IPSC lines to generate a common TiPSC progenitor for multiple iT cell product candidates • Generate new iT product candidates for solid tumors and heme malignancies γδ iT Product Candidates Will Include Multiple Gene Edits CAR TCR Allo-Evasion Gene edits HLA-I HLA-II HLA-E Homeostatic cytokine Undisclosed

60 60 CENTURY’S iPSC-DERIVED γδ T CELLS IN ACTION

THANK YOU

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